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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): February 2, 2001



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                0-139944                 41-1356476
    -------------------         ------------          -------------------
     (State or Other            (Commission            (I.R.S. Employer
       Jurisdiction             File Number)          Identification No.)
    of Incorporation)



       6000 Nathan Lane North, Minneapolis, MN             55442
       ----------------------------------------          ----------
       (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (763) 268-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets.

        On February 2, 2000, the Registrant consummated the sale of its wholly owned subsidiary, IntelliFrame Corporation ("IntelliFrame"), pursuant to the Agreement and Plan of Merger dated January 26, 2001 among webMethods, Inc. ("webMethods"), webMethods Acquisition, Inc. ("Merger Sub"), the Registrant and IntelliFrame. The assets of IntelliFrame consist primarily of technology known as "InVista," which is software that provides automated business process management, by using a graphical environment that converts a business model into a functional solution.

        The Registrant received $8,834,000 in cash and 273,542 shares of common stock of webMethods, par value $.01 per share, as consideration under the Merger Agreement. Of that amount, $1,325,100 in cash and 41,031 shares of common stock of webMethods will be held in escrow to satisfy any obligations that may arise under the Merger Agreement. Subject to any then pending claims, seventy-five percent of the amounts subject to escrow will be released from escrow 12 months from the closing date and the remaining amounts 18 months from the closing date. In connection with the transaction, webMethods also acquired the Registrant's Boston-based InVista research and development team.

        Prior to the closing, IntelliFrame granted a wholly owned subsidiary of the Registrant a royalty free license to the InVista technology, subject to certain terms and conditions. The terms and conditions prohibit bundling, co-selling, integrating or embedding the InVista technology with competitive products for two years from the closing date, and also prohibit marketing, OEM, reseller, distributor or other agreements or arrangements with persons that offer competitive products during the same two year period. The Registrant retained the right to the name "InVista." In connection with the transaction, the Registrant paid bonuses of $1,500,000 (less deductions required by law) to each of Scott Opitz and Aleksandr Elkin in satisfaction of all further obligations to make bonus payments under those individual's employment agreements with IntelliFrame.

        The words "may," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend," "potential" or "continue" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of certain risk factors, including but not limited to (i) competitive factors, including pricing pressures; (ii) variability in quarterly sales; (iii) economic trends in various geographic markets; (iv) relationships with our strategic partners; (v) issues relating to implementation of SEC Staff Accounting Bulletin 101; (vi) unanticipated risks associated with introducing new products and features, including InVista; (vii) technological change affecting our products; and (viii) other events and other important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission. In addition, there can be no assurance that a change in a fiscal year will enhance predictability of operating results, or that the divestiture of the EIS subsidiary can be completed on acceptable terms and conditions. In addition, there can be no assurance the stock of webMethods received in the transaction can be liquidated within any time frame or at a


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gain. We assume no obligation to update any forward-looking statements. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following unaudited pro forma information is being filed in order to satisfy any pro forma information requirement that could be applicable.

        Description of the Unaudited Pro Forma Financial Information of Computer Network Technology Corporation giving effect to disposition of IntelliFrame Corporation.

        Unaudited Pro Forma Balance Sheet as of October 31, 2000.

        Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 1999.

        Unaudited Pro Forma Statement of Operations for the Nine Months Ended October 31, 2000.

        Notes to Unaudited Pro Forma Financial Information.

                          [Remainder of page is blank.]




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                 DESCRIPTION OF PRO FORMA FINANCIAL INFORMATION
                                       OF
                 COMPUTER NETWORK TECHNOLOGY CORPORATION ("CNT")
                       GIVING EFFECT TO THE DISPOSITION OF
                    INTELLIFRAME CORPORATION ("INTELLIFRAME")

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
              AS OF AND FOR THE NINE MONTHS ENDED OCTOBER 31, 2000
                    AND FOR THE YEAR ENDED DECEMBER 31, 1999

        The following unaudited pro forma financial information and notes present the effect of the disposition of IntelliFrame on CNT's historical financial position and results of operations. The pro forma information has been prepared utilizing the historical consolidated financial statements of CNT for the year ended December 31, 1999 and the nine months ended October 31, 2000 and estimated financial statement information for IntelliFrame for the same periods. The pro forma financial information does not purport to be indicative of the results that actually would have been obtained if the disposition had been effected on the date indicated or of the results which may be obtained in the future.

        The unaudited pro forma balance sheet at October 31, 2000 is based on the historical balance sheet of CNT at October 31, 2000 and the estimated historical balance sheet of IntelliFrame at October 31, 2000.

        The unaudited pro forma balance sheet was prepared assuming the disposition took place on October 31, 2000. The unaudited pro forma statement of operations for the year ended December 31, 1999 and the nine months ended October 31, 2000 gives effect to the disposition as if it took place at the beginning of the respective reporting periods.

                          [Remainder of page is blank.]




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                     Computer Network Technology Corporation
                             as of October 31, 2000
                       Unaudited Pro Forma Balance Sheet
                      (In Thousands, Except Per Share Data)

                                             October 31,           Pro Forma
                                                 2000             Adjustments             Pro Forma
                                             -----------          -----------             ----------
ASSETS
Current assets:
     Cash and cash equivalents                 $  67,318          $   4,509(A)            $  71,827
     Marketable securities                        78,533             17,212(A)               95,745
     Receivables, net                             35,925                                     35,925
     Inventories                                  18,524                                     18,524
     Other assets                                 12,801               (734)(B)              12,067
                                               ---------          ---------               ---------
          Total current assets                   213,101             20,987                 234,088
                                               ---------          ---------               ---------

Property and equipment, net                       23,296                                     23,296
Other assets                                       8,407              4,025(A)               12,432
                                               ---------          ---------               ---------
                                               $ 244,804          $  25,012               $ 269,816
                                               =========          =========               =========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                          $  15,286          $                       $  15,286
     Accrued liabilities                          17,401              8,834(C)               26,235
     Other current liabilities                    13,743                                     13,743
                                               ---------          ---------               ---------
          Total current liabilities               46,430              8,834                  55,264
                                               ---------          ---------               ---------

Obligations under capital lease, less current
installments                                       2,028                                      2,028
                                               ---------          ---------               ---------
          Total liabilities                       48,458              8,834                  57,292
                                               ---------          ---------               ---------

Shareholders' equity:
     Common stock                                    290                                        290
     Additional paid-in capital                  184,176                                    184,176
     Retained earnings                            14,759             16,178(D)               30,937
     Other equity items                           (2,879)                                    (2,879)
                                               ---------          ---------               ---------
          Total shareholders' equity             196,346             16,178                 212,524
                                               ---------          ---------               ---------
                                               $ 244,804          $  25,012               $ 269,816
                                               =========          =========               =========


        See accompanying notes.



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                     Computer Network Technology Corporation
                              Unaudited Pro Forma
                             Statement of Operations
                      (In Thousands, Except Per Share Data)

                          Year Ended December 31, 1999

                                                                       Pro Forma
                                                  Historical          Adjustments           Pro Forma
                                                  ----------          -----------           ---------
Revenue:
     Product sales                                $  89,248            $                    $  89,248
     Service fees                                    36,741                                    36,741
                                                  ---------            ---------            ---------
          Total revenue                             125,989                                   125,989
                                                  ---------            ---------            ---------

Cost of Revenue:
     Cost of product sales                           38,411                                    38,411
     Cost of service fees                            19,798                                    19,798
                                                  ---------            ---------            ---------
          Total cost of revenue                      58,209                                    58,209
                                                  ---------            ---------            ---------

Gross Profit                                         67,780                                    67,780
                                                  ---------            ---------            ---------

Operating Expenses:
     Sales and marketing                             34,626                                    34,626
     Engineering and development                     18,456                                    18,456
     General and administrative                       6,922                                     6,922
     Abandoned Facilities                             1,331                                     1,331
                                                  ---------            ---------            ---------
         Total operating expenses                    61,335                                    61,335
                                                  ---------            ---------            ---------

Income from operations                                6,445                                     6,445
                                                  ---------            ---------            ---------

Other income (expense):
     Interest Income                                    744                                       744
     Other                                             (634)                                     (634)
                                                  ---------            ---------            ---------
          Other income                                  110                                       110
                                                  ---------            ---------            ---------

Income from continuing operations
  before income taxes                                 6,555                                     6,555

Provision for income taxes                           (2,229)                                   (2,229)
                                                  ---------            ---------            ---------

Income from continuing operations                     4,326                                     4,326
                                                  ---------            ---------            ---------

Income (loss) from discontinued
operations, net of tax                                  329                  975(E)             1,304
                                                  ---------            ---------            ---------
Net income                                        $   4,655            $     975            $   5,630
                                                  =========            =========            =========



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

                                                 Historical                   Pro Forma
                                                 ----------                   ---------
Basic income per share:
Continuing operations                             $    0.19                   $    0.19
                                                  =========                   =========
Discontinued operations                           $    0.01                   $    0.06
                                                  =========                   =========
Net income                                        $    0.20                   $    0.24
                                                  =========                   =========

Shares                                               23,137                      23,137
                                                  =========                   =========
Diluted income per share:
Continuing operations                             $    0.17                   $    0.17
                                                  =========                   =========
Discontinued operations                           $    0.01                   $    0.05
                                                  =========                   =========
Net income                                        $    0.18                   $    0.22
                                                  =========                   =========

Shares                                               25,818                      25,818
                                                  =========                   =========

        See accompanying notes.




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                     Computer Network Technology Corporation
                              Unaudited Pro Forma
                             Statement of Operations
                      (In Thousands, Except Per Share Data)

                       Nine Months Ended October 31, 2000

                                                                       Pro Forma
                                                  Historical           Adjustments           Pro Forma
                                                  ----------           ----------            ---------
Revenue:
     Product sales                                $  92,279            $                     $ 92,279
     Service fees                                    36,867                                    36,867
                                                  ---------            ---------             --------
          Total revenue                             129,146                                   129,146
                                                  ---------            ---------             --------

Cost of Revenue:
     Cost of product sales                           38,597                                    38,597
     Cost of service fees                            21,920                                    21,920
                                                  ---------            ---------             --------
          Total cost of revenue                      60,517                                    60,517
                                                  ---------            ---------             --------

Gross Profit                                         68,629                                    68,629
                                                  ---------            ---------             --------

Operating Expenses:
     Sales and marketing                             30,741                                    30,741
     Engineering and development                     16,742                                    16,742
     General and administrative                       6,329                                     6,329
     Abandoned Facilities                              (287)                                     (287)
                                                  ---------            ---------             --------
         Total operating expenses                    53,525                                    53,525
                                                  ---------            ---------             --------

Income from operations                               15,104                                    15,104
                                                  ---------            ---------             --------

Other income (expense):
     Interest Income                                  1,526                                     1,526
     Other                                             (574)                                     (574)
                                                  ---------            ---------             --------
          Other income                                  952                                       952
                                                  ---------            ---------             --------

Income from continuing operations
  before income taxes                                16,056                                    16,056

Provision for income taxes                           (5,299)                                   (5,299)
                                                  ---------            ---------             --------

Income from continuing operations                    10,757                                    10,757
                                                  ---------            ---------             --------

Income (loss) from discontinued
operations,
  net of tax                                         (3,169)               1,133(E)            (2,036)

                                                  ---------            ---------             --------
Net income                                        $   7,588            $   1,133             $  8,721
                                                  =========            =========             ========



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

                                                  Historical                   Pro Forma
                                                  ----------                   ---------
Basic income (loss) per share:
Continuing operations                             $    0.44                    $    0.44
                                                  =========                    =========
Discontinued operations                           $   (0.13)                   $   (0.08)
                                                  =========                    =========
Net income                                        $    0.31                    $    0.36
                                                  =========                    =========

Shares                                               24,432                       24,432
                                                  =========                    =========

Diluted income (loss) per share:
Continuing operations                             $    0.40                    $   0.40
                                                  =========                    ========
Discontinued operations                           $   (0.12)                   $  (0.08)
                                                  =========                    ========
Net income                                        $    0.28                    $   0.33
                                                  =========                    ========

Shares                                               26,735                      26,735
                                                  =========                    ========

        See accompanying notes.




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                     Computer Network Technology Corporation

               Notes to Unaudited Pro Forma Financial Information
                    (In thousands, except share information)

      The following pro forma adjustments are reflected in the accompanying unaudited pro forma balance sheet and statements of operations:

(A) To record the net proceeds from the sale of IntelliFrame consisting of 273,542 shares of WebMethods stock valued at $19,912 and cash of $8,834, net of $3,000 in payments to settle the bonus obligations owed to the founders of IntelliFrame. The stock received from WebMethods has been discounted from its publicly reported trading price due to the restrictions attached thereto. The portion of the consideration to be placed in escrow for periods ranging from twelve to eighteen months has been classified as other assets in the accompanying pro forma balance sheet.

(B)     To reflect disposal of  the net assets of IntelliFrame.

(C) To accrue transaction related expenses and income tax expense from the gain on sale of IntelliFrame at the 34 percent effective statutory tax rate.

(D)     To record the gain on sale of IntelliFrame and related tax expense.

(E) To reduce the loss from discontinued operations, net of tax to reflect the operations of IntelliFrame that were sold to WebMethods. The adjustment assumes the disposal occurred at the beginning of the period presented.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   February 16, 2001              COMPUTER NETWORK
                                       TECHNOLOGY CORPORATION


                                       By  /s/ Gregory T. Barnum
                                           -------------------------------------
                                           Gregory T. Barnum
                                           Chief Financial Officer






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